CWCapital Asset Management LLC
CWCapital(Logo)	7501 Wisconsin Avenue, Suite 500W
Bethesda, MD 20814

ANNUAL STATEMENT OF COMPLIANCE

of

CWCAPITAL ASSET MANAGEMENT LLC

In accordance with the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, James P. Shevlin, as President/Chief Operating Officer of CWCapital Asset Management LLC (“CWCAM”), hereby certifies as of the date hereof, solely in his capacity and as an authorized officer of CWCAM and not in his individual capacity, subject to any limitations listed on Schedule I, as follows:

(a)	A review of CWCAM’s activities during the periods noted on Schedule I (each, a “Reporting Period”) and of CWCAM’s performance under the applicable Servicing Agreement has been made under my supervision; and

(b)	To the best of my knowledge, based on such review, CWCAM has fulfilled all of its obligations under the applicable Servicing Agreement in all material respects throughout the applicable Reporting Period.

Dated: March 1, 2020

CWCapital Asset Management LLC

/s/ James P. Shevlin

James P. Shevlin

President/Chief Operating Officer

Schedule I:

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
Aventura 2018-AVM	Trust and Servicing Agreement	06/29/2018	Special Servicer	01/01/2019 – 12/31/2019
BACM 2007-1	Pooling and Servicing Agreement	02/01/2007	Special Servicer	01/01/2019 – 12/31/2019
BACM 2007-2	Pooling and Servicing Agreement	06/01/2007	Special Servicer	01/01/2019 – 02/11/2019
BACM 2007-5	Pooling and Servicing Agreement	12/01/2007	Special Servicer	01/01/2019 – 12/31/2019
BACM 2008-1	Pooling and Servicing Agreement	06/01/2008	Special Servicer	01/01/2019 – 12/31/2019
BANK 2017-BNK5	Pooling and Servicing Agreement	06/01/2017	General Special Servicer	01/01/2019 – 12/31/2019
BHMS 2018-ATLS	Trust and Servicing Agreement	07/09/2018	Special Servicer	01/01/2019 – 12/31/2019
BMARK 2018-B2	Pooling and Servicing Agreement	02/01/2018	Special Servicer	01/01/2019 – 12/31/2019
BENCHMARK 2018-B4	Pooling and Servicing Agreement	07/01/2018	Special Servicer	01/01/2019 – 12/31/2019
BENCHMARK 2018-B8	Pooling and Servicing Agreement	12/01/2018	Special Servicer	01/01/2019 – 12/31/2019
CD 2007-CD4	Pooling and Servicing Agreement	03/01/2007	Special Servicer	01/01/2019 – 12/31/2019
CFCRE 2016-C3	Pooling and Servicing Agreement	01/01/2016	Special Servicer	01/01/2019 – 12/31/2019
CGCMT 2016-P4	Pooling and Servicing Agreement	07/01/2016	Special Servicer	01/01/2019 – 12/31/2019
CGCMT 2016-P6	Pooling and Servicing Agreement	12/01/2016	Special Servicer	01/01/2019 – 12/31/2019
COBALT 2007-C2	Pooling and Servicing Agreement	04/01/2007	Special Servicer	01/01/2019 – 12/31/2019
COBALT 2007-C3	Pooling and Servicing Agreement	08/01/2007	Special Servicer	01/01/2019 – 12/31/2019
COMM 2015-CCRE23	Pooling and Servicing Agreement	05/01/2015	Special Servicer	01/01/2019 – 12/31/2019

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
COMM 2015-CCRE25	Pooling and Servicing Agreement	08/01/2015	Special Servicer	01/01/2019 – 12/31/2019
COMM 2015-CCRE26	Pooling and Servicing Agreement	10/01/2015	Special Servicer	01/01/2019 – 12/31/2019
COMM 2016-DC2	Pooling and Servicing Agreement	03/01/2016	Special Servicer	01/01/2019 – 12/31/2019
CSFB 2006-TFL2	Pooling and Servicing Agreement	11/09/2006	JW Marriott Starr Pass Special Servicer	01/01/2019 – 05/15/2019
CSFB 2007-C4	Pooling and Servicing Agreement	09/01/2007	Special Servicer No. 1	01/01/2019 – 12/31/2019
CSAIL 2017-CX10	Pooling and Servicing Agreement	11/01/2017	Special Servicer	01/01/2019 – 12/31/2019
DBUBS 2011-LC3	Pooling and Servicing Agreement	08/01/2011	Pooled Special Servicer	01/01/2019 – 12/31/2019
GRACE 2014-GRCE	Trust and Servicing Agreement	06/06/2014	Special Servicer	01/01/2019 – 12/31/2019
GSMS 2012-GCJ7	Pooling and Servicing Agreement	06/01/2012	Special Servicer	01/01/2019 – 12/31/2019
GSMS 2014-GC22	Pooling and Servicing Agreement	06/01/2014	Special Servicer	01/01/2019 – 12/31/2019
GSMS 2014-GC26	Pooling and Servicing Agreement	12/01/2014	Cypresswood Court Shopping Center Special Servicer	01/01/2019 – 12/31/2019
GSMS 2015-GC32	Pooling and Servicing Agreement	07/01/2015	Special Servicer	01/01/2019 – 12/31/2019
JPMBB 2014-C23	Pooling and Servicing Agreement	09/01/2014	Special Servicer	01/01/2019 – 12/31/2019
JPMC 2006-CIBC17	Pooling and Servicing Agreement	11/28/2006	Special Servicer	01/01/2019 – 12/31/2019
JPMC 2006-LDP9	Pooling and Servicing Agreement	12/01/2006	Special Servicer	01/01/2019 – 12/31/2019
JPMCC 2007-CIBC18	Amended and Restated Pooling and Servicing Agreement	02/27/2012	Special Servicer	01/01/2019 – 02/20/2019

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
JPMC 2008-C2	Pooling and Servicing Agreement	05/01/2008	Special Servicer	01/01/2019 – 12/31/2019
JPMC 2018-LAQ	Trust and Servicing Agreement	07/6/2018	Special Servicer	01/01/2019 – 12/31/2019
JPMCC 2015-FL7	Pooling and Servicing Agreement	06/30/2015	Loan Specific Special Servicer	01/01/2019 – 12/31/2019
JPMCC 2017-JP7	Pooling and Servicing Agreement	07/01/2017	Special Servicer	01/01/2019 – 12/31/2019
JPMDB 2017-C5	Pooling and Servicing Agreement	03/01/2017	Special Servicer	01/01/2019 – 12/31/2019
LBUBS 2006-C4	Pooling and Servicing Agreement	06/12/2006	Special Servicer	01/01/2019 – 08/16/2019
MBR 2018-MBR	Trust and Servicing Agreement	08/22/2018	Special Servicer	01/01/2019 – 12/16/2019
MLCFC 2006-1	Pooling and Servicing Agreement	03/01/2006	Special Servicer	01/01/2019 – 12/31/2019
MLCFC 2007-5	Pooling and Servicing Agreement	03/01/2007	Special Servicer	01/01/2019 – 12/31/2019
MSBAM 2015-C27	Pooling and Servicing Agreement	11/01/2015	Special Servicer	01/01/2019 – 12/31/2019
MSC 2016-UBS11	Pooling and Servicing Agreement	08/01/2016	Special Servicer	01/01/2019 – 12/31/2019
MSCI 2016-UBS9	Pooling and Servicing Agreement	03/01/2016	Special Servicer	01/01/2019 – 12/31/2019
UBS 2012-C2	Pooling and Servicing Agreement	07/01/2012	Special Servicer	01/01/2019 – 12/31/2019
UBS 2017-C1	Pooling and Servicing Agreement	06/01/2017	Special Servicer	01/01/2019 – 12/31/2019
WBCMT 2006-C23	Pooling and Servicing Agreement	03/01/2006	Special Servicer	01/01/2019 – 12/31/2019
WBCMT 2006-C25	Pooling and Servicing Agreement	05/01/2006	Special Servicer	01/01/2019 – 09/17/2019
WBCMT 2006-C26	Pooling and Servicing Agreement	06/01/2006	Special Servicer	01/01/2019 – 03/15/2019

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
WBCMT 2006-C28	Pooling and Servicing Agreement	10/01/2006	Special Servicer	01/01/2019 – 12/31/2019
WBCMT 2007-C30	Pooling and Servicing Agreement	03/01/2007	Special Servicer	01/01/2019 – 01/11/2019
WBCMT 2007-C34	Pooling and Servicing Agreement	11/01/2007	Special Servicer	01/01/2019 – 12/31/2019
WFCM 2016-C35	Pooling and Servicing Agreement	07/01/2016	General Special Servicer	01/01/2019 – 12/31/2019
WFCM 2016-NXS6	Pooling and Servicing Agreement	10/01/2016	Special Servicer	01/01/2019 – 12/31/2019
WFRBS 2013-C15	Pooling and Servicing Agreement	08/01/2013	General Special Servicer	01/01/2019 – 12/31/2019
WFRBS 2013-UBS1	Pooling and Servicing Agreement	12/01/2013	Special Servicer	01/01/2019 – 12/31/2019
WFRBS 2014-C21	Pooling and Servicing Agreement	08/01/2014	General Special Servicer	01/01/2019 – 12/31/2019
WFRBS 2014-C22	Pooling and Servicing Agreement	09/01/2014	General Special Servicer	01/01/2019 – 12/31/2019
WFRBS 2014-C23	Pooling and Servicing Agreement	09/01/2014	General Special Servicer	01/01/2019 – 12/31/2019
WFRBS 2014-C25	Pooling and Servicing Agreement	12/1/2014	Special Servicer	01/01/2019 – 12/31/2019
CSMC 2008-C1	Pooling and Servicing Agreement	04/01/2008	Special Servicer	01/17/2019 – 12/31/2019
MLMT 2006-C1	Pooling and Servicing Agreement	05/01/2006	Special Servicer	01/22/2019 – 12/31/2019
WBHT 2019-WBM	Trust and Servicing Agreement	02/20/2019	Special Servicer	02/20/2019 – 12/31/2019
CSMC 2014-USA	Trust and Servicing Agreement	09/11/2014	Special Servicer	04/10/2019 – 12/31/2019
COMM 2016-CCRE28	Pooling and Servicing Agreement	02/01/2016	Special Servicer	05/14/2019 – 12/31/2019
JPMCC 2019-ICON UES	Trust and Servicing Agreement	05/16/2019	Special Servicer	05/16/2019 – 12/31/2019

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
MSCI 2019-PLND	Trust and Servicing Agreement	05/30/2019	Special Servicer	05/30/2019 – 12/31/2019
WBCMT 2007-C33	Pooling and Servicing Agreement	08/01/2007	Special Servicer	06/13/2019 – 12/31/2019
GSMS 2018-RIVR	Trust and Servicing Agreement	07/27/2018	Special Servicer	06/14/2019 – 12/31/2019
GSMC 2019-BOCA	Trust and Servicing Agreement	06/26/2019	Special Servicer	06/26/2019 – 12/31/2019
WFRBS 2013-C11	Pooling and Servicing Agreement	02/01/2013	Special Servicer	06/26/2019 – 12/31/2019
JPMCC 2013-C16	Pooling and Servicing Agreement	11/01/2013	Special Servicer	07/23/2019 – 12/31/2019
JPMCC 2016-H2FL	Pooling and Servicing Agreement	03/31/2016	Special Servicer	07/25/2019 – 12/31/2019
CF 2019-MF1	Trust and Servicing Agreement	08/21/2019	Special Servicer	08/21/2019 – 12/31/2019
BANCORP 2019-CRE6	Pooling and Servicing Agreement	09/26/2019	Special Servicer	09/26/2019 – 12/31/2019
COMM 2013-CCRE11	Pooling and Servicing Agreement	10/01/2013	Special Servicer	10/07/2019 – 12/31/2019
BENCHMARK 2019-B13	Pooling and Servicing Agreement	10/01/2019	Special Servicer	10/17/2019 – 12/31/2019
WFCM 2019-JWDR	Trust and Servicing Agreement	10/08/2019	Special Servicer	10/08/2019 – 12/31/2019
DCOT 2019-MTC	Trust and Servicing Agreement	10/30/2019	Special Servicer	10/30/2019 – 12/31/2019
BX 2019-ATL	Trust and Servicing Agreement	10/09/2019	Special Servicer	10/31/2019 – 12/31/2019
CPTS 2019-CPT	Trust and Servicing Agreement	11/09/2019	Special Servicer	11/14/2019 – 12/31/2019
HILT 2016-HHV	Trust and Servicing Agreement	11/28/2016	Special Servicer	11/22/2019 – 12/31/2019
CLNY 2019-IKPR	Trust and Servicing Agreement	12/05/2019	Special Servicer	12/05/2019 – 12/31/2019

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
Hudson Yards 2019-55HY	Trust and Servicing Agreement	12/06/2019	Special Servicer	12/18/2019 – 12/31/2019
JPMBB 2015-C33	Pooling and Servicing Agreement	11/01/2015	Special Servicer	12/27/2019 – 12/31/2019